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Exhibit 10.16

NEW MEXICO STATE LAND OFFICE APPLICATION FOR ASSIGNMENT OF A GENERAL MINING LEASE	LAND OFFICE USE ONLY FROM: HG-0060 TO: HG-0060-1
FOR VALUE RECEIVED,	Great Western Exploration, LLC, Name (include name of spouse, if any, or type of business entity)	("Assignor" whether one or more),

assigns and conveys to: BE Resources, Inc. ("Assignee" whether one or more), whose mailing address is 107 Hackney Cr., Elephant Butte, NM 87935, the entire interest and title in and to Mineral Lease No. HG-0060 ("the Lease") initially made by the New Mexico State Land Office to: Great Western Exploration, LLC, dated January 3, 2005, insofar as the Lease covers the following land in Socorro County, New Mexico:

Subdivision	Section	Township	Range	Acres	Institution
ALL	16	9S	8W	640	CS

together with the rights incident thereto, and improvements thereon, if any.

        Assignee assumes and agrees to perform all duties and obligations to the Commissioner of Public Lands including payment of rentals and royalties, and to do such other acts as are required by the Lease, to the same extent and in the same manner as if the provisions of the Lease were fully set out herein.

        Assignee warrants the leasehold estate herein assigned, except as to any valid overriding royalty, production payment, operating agreement or sub-lease, if any, now of legal record, and covenants to the Assignee and the Commissioner of Public Lands that the leasehold estate assigned is valid, and that all rentals and royalties due under the Lease have been paid in full, and that all other Lease obligations presently due have been fully performed.

EXECUTED this 4 day of September, 2007.	By:	/s/ DAVID Q. TOGNONI Assignor
General Manager, Great Western Exploration, LLC Spouse, if any, or title, if signing in representative capacity

ASSIGNEE'S ACCEPTANCE

The undersigned Assignee named above hereby agrees to be bound by all of the terms, covenants, and conditions of the Lease and this Assignment and shall succeed to the rights and benefits under the Lease.

EXECUTED this 4 day of September, 2007.	By:	/s/ DAVID Q. TOGNONI Assignor
President, BE Resources Inc. Spouse, if any, or title, if signing in representative capacity

APPROVAL OF THE COMMISSIONER

        Office of the Commissioner of Public Lands

        Santa Fe, New Mexico

        I hereby certify that this Assignment was filed in my office on RECEIVED SEP 06 2007, and was approved by me and shall be effective as to the State of New Mexico on APPROVED SEP 10 2007.

/s/ Patrick H. Lyons COMMISSIONER OF PUBLIC LANDS

ACKNOWLEDGMENT IN AN INDIVIDUAL CAPACITY

State of

County of

This instrument was acknowledged before me on	(date) by

(name(s) of person(s))

Signature of Notarial Officer
Name:

Title:

(Seal)
My commission expires:

ACKNOWLEDGMENT IN A REPRESENTATIVE CAPACITY

State of NEW MEXICO

County of SIERRA

This instrument was acknowledged before me on SEPT. 4, 2007 (date) by

David Q. Tognoni (name(s) of person(s))

as General Manager, (type of authority, e.g., officer, trustee, etc.) of

Great Western Exploration, LLC (name of party on behalf of whom instrument was executed.)

/s/ KANDIE LANFORD Signature of Notarial Officer
	Name:	KANDIE LANFORD

	Title:	NOTARY PUBLIC

(Seal)
	My commission expires:		10-26-08

INSTRUCTIONS AND INFORMATION

1.
FILING:    All Assignments must be filed in the State Land Office in triplicate, with original signatures on all three copies, within one hundred (100) days from the date of signing, and must be accompanied by the recording fee.

2.
RECORDING FEE:    The non-refundable recording fee for each Assignment is fifty dollars ($50.00).

3.
PERSONAL CHECKS:    When an Assignment is accompanied by a personal check, the Commissioner of Public Lands reserves the right to withhold approval of the Assignment until the check is paid.

4.
ASSIGNMENT APPROVAL:    The Commissioner will approve the assignment of a mineral lease, in whole or in part, if the Commissioner finds:

A.
the Assignment does not create an undivided interest in the lease or any part thereof;

B.
the assigned portion of the premises is not less than a legal subdivision;

C.
the Assignment is executed on the proper form and by the proper person;

D.
the lease is in good standing as to the assigned portion of the premises;

E.
no litigation is pending that could affect the lease or the interest of any person therein;

F.
The Assignee has been pre-qualified pursuant to 19.2.2.21 NMAC;

G.
the Assignment will not adversely affect the interests of the trust; and

H.
the Assignment is to no more than two persons.

5.
COMPLETE ADDRESS:    An Assignment must show the complete post office address of the Assignee.

6.
ACKNOWLEDGMENT:    An Assignment must be executed before an officer authorized to take acknowledgments of deeds. Persons executing on behalf of a corporation or other business entity must indicate title or authority to execute.

7.
MARITAL STATUS:    An Assignment must show whether the Assignors are married or single; if married, both husband and wife must sign the Assignment. The Certificates of Acknowledgment must show the marital status of the Assignors.

8.
COMMUNICATIONS:    All official business, letters and communications must be addressed directly to the Commissioner of Public Lands, Oil, Gas, and Minerals Division.

9.
PAYMENT:    All payments for annual rental, recording, and approval of fees are to be made to:

    COMMISSIONER OF PUBLIC LANDS
    P.O. Box 1148
    Santa Fe, NM 87504-1148

NEW MEXICO STATE LAND OFFICE
DISCLOSURE STATEMENT
19.2.2.19 AND 19.2.2.20 NMAC

        This disclosure statement dated this 4 day of September, 2007 is provided by BE Resources Inc., hereinafter referred to as "applicant" to the Commissioner of Public Lands in accordance with 19.2.2.19 and 19.2.2.20 NMAC, as a prerequisite to securing an assignment of a general mining lease as authorized by New Mexico Statutes Annotated (NMSA) 1978 paragraph 19-8-14 and subsequent paragraphs. Current business address and telephone number of applicant: 107 Hackney Circle, Elephant Butte, New Mexico 87935, Telephone: 505-744-4014.

        A.    Names and addresses of all predecessor or parent organizations or affiliates, if any. Please also include, if the applicant is an entity: (i) the state in which such entity was formed; (ii) the nature of the legal entity (partnership, LLC, etc.); (iii) the address of the principal place of business in New Mexico and/or the registered agent in New Mexico:

          BE Resources Inc. is a Colorado company incorporated on August 8, 2007. BE Resources Inc. has no predecessors or parents. BE Resources Inc. is acquiring the state mining leases from Great Western Exploration, LLC, the Colorado limited company which presently owns the leases. The principal place of business for BE Resources Inc. is 107 Hackney Circle, Elephant Butte, New Mexico 87935.

        B.    Previous mining experience, including a list of mines currently or previously operated. For each mine, please state type of mine, mineral(s) mined, its location (county and state or foreign country), and any name by which the mine is or was known. Include mines operated by any of the organizations you have listed in Paragraph A above.

          BE Resources Inc. has no previous mining operation history. If approved, BE Resources Inc. will be the assignee of State Land Office Lease Nos. HG-0059, HG-0060 and HG-0061 which are currently held by Great Western Resources, LLC, a qualified state mineral lessee and the proposed assignor of the lease which is the initial purpose of this disclosure statement.

        C.    List any and all financial assurances designed to assure performance of an obligation that you have forfeited in the past ten years. For each forfeiture, state the date or approximate date and the reason for the forfeiture, and the address of each entity to whom the forfeiture was made. (Include all forfeitures by entities identified in Paragraph A.)

          None

        D.    List any and all penalties and fines in excess of five hundred dollars ($500.00) that you have paid in the past ten years for violating or allegedly violating any permit or law whose primary purpose is to protect or assure reclamation of the environment. For each such penalty or fine, please state its amount, the date or approximate date it was paid, and describe the violation or alleged violation that resulted in the penalty or fine. (Include any such penalties paid by any entitles listed in paragraph A above.)

          None

        E.    List all persons by name and title or position who could exercise management control over how mining activities would be conducted:

          David Tognoni, General Manager of BE Resources Inc.

        F.     Type of minerals in the geological area of interest and basis for believing a successful mine can be established in the geological area of interest:

          Beryllium and associated minerals and ores.

        G.    Proposed methods of exploration and extraction:

          Exploration—drilling permitted by the State of New Mexico. Current permitted program is ongoing. Extraction—Conventional underground or open-pit as permitted by the State of New Mexico.

        H.    Descriptions of any mitigating circumstances that may help explain negative information (such as payment of penalties, etc):

          Not applicable.

        I.     Please set forth any additional information for the Commissioner the applicant believes would help the Commissioner assess the applicant's qualifications, environmental and mining track records, and intentions regarding the area proposed to be covered by a general mining lease

          Mr. David Tognoni, President of BE Resources Inc., is a professional engineer who has 27 years experience in mining and mineral exploration. Mr. Tognoni is a registered Professional Engineer, State of New Mexico. A description of his experience is attached hereto.

          In addition, Mr. Stewart Jackson has been retained as a mining consultant by BE Resources Inc. He has 40 years experience in the mining business, as described in his resume attached hereto.

          The Commissioner retains the right to request additional information pertinent to assessing your qualifications, environmental record, mining record, and intentions regarding the area to be covered by a proposed lease, which he deems necessary.

          I, David Tognoni, do hereby certify that I have personal knowledge of the information supplied and, to the best of my knowledge, all the statements made in this Disclosure Statement are true and complete.

/s/ David Tognoni David Tognoni

ACKNOWLEDGMENT IN A REPRESENTATIVE CAPACITY

State of New Mexico	)
	)	ss.
County of SIERRA	)

        This instrument was acknowledged before me on SEPT. 4, 2007 by David Tognoni as President of BE Resources Inc.,

/s/ Kandie Lanford Notary Public
Printed Name:
Kandie Lanford
(Seal)
	My commission expires:	10-26-08

QuickLinks

  Exhibit 10.16
ASSIGNEE'S ACCEPTANCE
APPROVAL OF THE COMMISSIONER
ACKNOWLEDGMENT IN AN INDIVIDUAL CAPACITY
ACKNOWLEDGMENT IN A REPRESENTATIVE CAPACITY
INSTRUCTIONS AND INFORMATION
NEW MEXICO STATE LAND OFFICE DISCLOSURE STATEMENT 19.2.2.19 AND 19.2.2.20 NMAC
ACKNOWLEDGMENT IN A REPRESENTATIVE CAPACITY